UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 21, 2005

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho  83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.      Disclosure of Results of Operations and Financial Condition.

                        On December 21, 2005, the Company announced its financial results for the quarter ended December 1, 2005.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                        On December 21, 2005, the Company’s Board of Directors approved the appointment of Dr. Teruaki Aoki and Mr. Robert Switz to the Company’s Board of Directors, effective as of February 7, 2006.  The Board of Directors has not yet determined on which board committees Dr. Aoki and Mr. Switz will serve.  The full text of the press release issued in connection with the appointment of Dr. Aoki and Mr. Switz to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

                        (d)  Exhibits.

                        The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release issued on December 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: December 21, 2005	By:	/s/ W. G. Stover, Jr.
	Name:	W. G. Stover, Jr.
	Title:	Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 21, 2005

Exhibit	Description

99.1	Press Release issued on December 21, 2005.